UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2015

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street New York, NY	10041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 968-4100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Tender Offer Agreement

On February 19, 2015, GFI Group Inc., a Delaware corporation (the “Company”), BGC Partners, Inc., a Delaware corporation (“BGC”) and BGC Partners, L.P., a Delaware limited partnership (the “Purchaser”) and an operating subsidiary of BGC, entered into a Tender Offer Agreement (the “Tender Offer Agreement”).  Pursuant to the Tender Offer Agreement, and upon the terms and subject to the conditions thereof, BGC and Purchaser have agreed to amend their previously commenced tender offer (the “Existing Offer”) to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Shares”) to reflect an offer to purchase all of the Shares for $6.10 per Share (the “Offer Price”), subject to any required withholding of taxes, net to the seller in cash, without interest (the “Offer”).

Pursuant to the Tender Offer Agreement, BGC and Purchaser have also agreed to amend the Existing Offer to provide that the consummation of the Offer will only be conditioned upon (i) there being validly tendered and not withdrawn before the expiration of the Offer a number of Shares which, together with the Shares then owned by the Purchaser and its subsidiaries, represents at least 43% of all then outstanding Shares, (ii) certain regulatory approvals remaining in effect and not having been revoked, and any required approvals or waiting periods under certain foreign competition laws having expired or been terminated or obtained, as applicable, (iii) the Company’s compliance in all material respects with its agreements and covenants under the Tender Offer Agreement, including appointing BGC’s designees to the Company’s board of directors (the “Board”) so that they constitute six out of the eight members of the Company Board and (iv) certain other customary conditions. The Offer is not subject to a financing condition.

The Tender Offer Agreement provides that each  restricted stock unit of the Company outstanding immediately prior to the acceptance for payment of Shares pursuant to the Offer will be converted into the right to receive an amount in cash equal to the Offer Price with respect to each Share underlying such award, with such cash payable on and subject to the terms and conditions of the original vesting schedule of such restricted stock unit of the Company (except for the potential acceleration of vesting of such converted award upon a termination of employment which would otherwise result in forfeiture on a discretionary basis as described in the Tender Offer Agreement).

The Board, upon the unanimous recommendation of the special committee composed of independent directors, unanimously (i) determined that the terms of the Tender Offer Agreement and the Offer are advisable, fair to and in the best interests of the Company and its stockholders, (ii) approved the Tender Offer Agreement and the Offer and (iii) recommended that stockholders of the Company accept the Offer and tender their Shares pursuant to the Offer.

The Tender Offer Agreement provides that in connection with the termination of the Tender Offer Agreement under specified circumstances, the Company may be required to pay BGC a termination fee equal to $27,005,057.

The foregoing description of the Tender Offer Agreement does not purport to be complete and is qualified in its entirety by reference to the Tender Offer Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.  The Tender Offer Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms.  It is not intended to be a source of financial, business or operational information about the Company, BGC, the Purchaser or their respective subsidiaries or affiliates.

The representations, warranties and covenants contained in the Tender Offer Agreement are made only for purposes of the Tender Offer Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Tender Offer Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders.  Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, BGC, the Purchaser or their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Tender Offer Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01.  Other Events.

On February 20, 2015, the Company and BGC  issued a joint press release announcing the entry into the Tender Offer Agreement.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About the Offer

Pursuant to, and in accordance with, the Tender Offer Agreement, the Company intends to amend its previously filed solicitation/recommendation statement with respect to the Offer with the Securities and Exchange Commission (“SEC”) to provide, among other things, the recommendation of the Board that the Company’s stockholders accept the Offer and tender their Shares pursuant to the Offer.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT, AS AMENDED, WITH RESPECT TO THE OFFER AND OTHER DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the solicitation/recommendation statement with respect to the Offer (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov or at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://www.gfigroup.com or by contacting the Company’s Investor Relations Department at (212) 968-4167.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K and the exhibits incorporated herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to (i) plans, objectives, expectations and intentions; (ii) other statements contained in this communication that are not historical facts; and (iii) other statements identified by words such as “anticipate,” “believe,” “estimate,” “may,” “might,” “intend,” “expect” and similar expressions. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein.

These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the occurrence of any event, change or other circumstances that could give rise to the termination of the Tender Offer Agreement; the inability to satisfy the conditions to the Offer closing, including without limitation the receipt or revocation of necessary governmental or regulatory approvals required for the Offer closing; the risk that the transactions contemplated by the Tender Offer Agreement disrupt current plans and operations and/or increases operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of the Tender Offer Agreement and transactions contemplated thereby; the outcome of any legal proceedings that may be instituted against the Company, BGC or the Purchaser or others following announcement of the Tender Offer Agreement; economic, political and market factors affecting trading volumes; securities prices or demand for the Company’s brokerage services; competition from current and new competitors; the Company’s ability to attract and retain key personnel, including highly-qualified brokerage personnel; the Company’s ability to identify and develop new products and markets; changes in laws and regulations governing the Company’s business and operations or permissible activities; the Company’s ability to manage its international operations; financial difficulties experienced by the Company’s customers or key participants in the markets in which the Company focuses its services; the Company’s ability to keep up with technological changes; and uncertainties relating to litigation and the Company’s ability to assess and integrate acquisition prospects. Further information about factors that could affect the financial and other results of the Company is included in its filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

These forward-looking statements speak only as of the date hereof. Except for the ongoing obligations of the Company to disclose material information under the federal securities laws, the Company undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law. Other factors that may impact the forward-looking statements are described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 and Forms 10-Q. For additional information on the Company, please visit the Company’s website at http://www.gfigroup.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Tender Offer Agreement, dated as of February 19, 2015, by and among BGC Partners, Inc., BGC Partners, L.P. and GFI Group Inc.

99.1	Joint Press Release issued by BGC Partners, Inc. and GFI Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Dated: February 25, 2015	By:	/s/ Christopher D’Antuono
		Name:	Christopher D’Antuono
		Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Tender Offer Agreement, dated as of February 19, 2015, by and among BGC Partners, Inc., BGC Partners, L.P. and GFI Group Inc.

99.1	Joint Press Release issued by BGC Partners, Inc. and GFI Group Inc.